Exhibit 10.15

Execution copy

CLINICAL TRIAL SERVICES AGREEMENT AMENDMENT NO. 7 TO WORK STATEMENT NB-1

RADIUS HEALTH, INC., a Delaware corporation (“Radius”) and NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S, a Danish corporation (“NB”) that is a wholly-owned subsidiary of Nordic Bioscience Clinical Development A/S entered into the certain Clinical Trial Services Agreement (“Agreement”) and that certain Work Statement NB-1 under the Agreement as of March 29, 2011 (“Effective Date”), and entered into an Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, and Amendment No. 6 to Work Statement NB-1 as of December 9, 2011, June 18, 2012, November 6, 2013, March 28, 2014, May 19, 2014 and July 22, 2014 respectively, (as amended, “Work Statement NB-1”).

Pursuant to Section 2.3, 2.11 and 11.7 of the Agreement, the parties wish to enter into this Amendment No. 7 to Work Statement NB-1 (“Amendment No. 7”) effective as of July 22, 2014 (“Amendment Date”).  Capitalized terms used in this Amendment No. 7 and not defined herein are used with the meanings ascribed to them in the Agreement and Work Statement NB-1.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment No. 7, the parties agree as follows:

1. Addition of SAE Narrative Writing and Review (a) At Radius request and direction, NB will assign qualified personnel to write Serious Adverse Event (SAE) narratives and perform SAE narrative review for BA058-05-003 according to version 1 of the narrative writing procedures agreed upon May 23rd, 2014.

(b) A new section at the bottom Attachment B to Work Statement NB-1 (Budgets, Fees, Pass-through Costs, and Payment Schedule) is hereby amended to read in full as follows:

Budget	Euro
SAE Narrative writing (each)	€115
SAE Narrative review (each)	€60

“The price per narratives written is €115, and the price per narrative review is €60, paid by invoice on a quarterly basis based on actual work performed.”

2.  Ratification.  Except to the extent expressly amended by this Amendment No. 7, all of the terms, provisions and conditions of the Agreement and Work Statement NB-1 are hereby ratified and confirmed and shall remain in full force and effect.  The term “Work Statement NB-1”, as used in the Agreement, shall henceforth be deemed to be a reference to Work Statement NB-1 as amended by this Amendment No. 7.

3.  General.  This Amendment No. 7 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument.

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IN WITNESS WHEREOF the parties have caused this Amendment No. 7 under Work Statement NB-1 to be executed by their respective duly authorized officers, and have duly delivered and executed this Amendment No. 7 under seal as of the Amendment Date.

RADIUS HEALTH, INC.	NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S

/s/ Robert E. Ward	/s/ Jeppe Ragnar Andersen
By: R.E. Ward	By: Jeppe Ragnar Andersen
Title: President & CEO	Title: CEO

Notice Address	Notice Address
Radius Health, Inc.	Nordic Bioscience Clinical Development VII A/S
201 Broadway, 6th Floor	Herlev Hovedgade 207
Cambridge, MA 02139	2730 Herlev
USA	Denmark
Attn: President & CEO	Attn: CEO
Phone: 01.617.551.4700	Phone: 45.4452.5251
Fax: 01.617.551.4701	Fax: 45.4452.525